Exhibit 10.1

CHANGE ORDER FORM

PROJECT NAME: 42-inch Sabine Pass Pipeline Project

COMPANY: Sabine Pass Pipeline, L.P.

CONTRACTOR: Willbros Engineers, Inc.

CHANGE ORDER NUMBER: CO-001

DATE OF CHANGE ORDER: June 8, 2006

DATE OF AGREEMENT: February 1, 2006

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

In light of constrained resource availability, Cheniere has approved use of WEI affiliate Willbros RPI, Inc. for construction of the Work, in lieu of a competitive bidding process to select the construction contractor. Consequently, in accordance with Attachment 1 of the Agreement, paragraph 2.1, “Contingency Pool”, the Contingency Pool shall be reduced by fifty percent (50%) with a corresponding reduction in the Guaranteed Maximum Price.

Adjustment to price under the Agreement:

The original Guaranteed Maximum Price was	$67,670,200
Net change by previously authorized Change Orders is	$0
The Guaranteed Maximum Price prior to this Change Order was	$67,670,200
The Guaranteed Maximum Price will be ~~(increased)~~ (decreased) ~~(unchanged)~~ by this Change Order in the amount of	$2,326,200
The new Guaranteed Maximum Price including this Change Order will be	$65,344,000

Adjustment to dates:

The Preparation and Material Receipt Commencement Date will be ~~(increased) (decreased)~~ (unchanged) by 0 calendar days and as a result of this Change Order is now:                 January 1, 2007

The Construction Commencement Date will be ~~(increased) (decreased)~~ (unchanged) by 0 calendar days and as a result of this Change Order is now:                 April 1, 2007

The Scheduled Mechanical Completion Date will be ~~(increased) (decreased)~~ (unchanged) by 0 calendar days and as a result of this Change Order is now:                 September 30, 2007

Other impacts to liability or obligation of Contractor or Company under the Agreement: None

Upon execution of this Change Order by Cheniere and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Cheniere’s Authorized Representative and Contractor’s Authorized Representative.

SABINE PASS PIPELINE, L.P.

Name	/s/ Stanley C. Horton
Title	CEO
Date of Signing	9-6-06

WILLBROS ENGINEERS, INC.		WILLBROS ENGINEERS, INC.

Name	/s/ Mike Reifel	Name	/s/ Curtis E. Simkin
Title	Project Manager	Title	President
Date of Signing	9/12/06	Date of Signing	9/13/06

CHANGE ORDER FORM

PROJECT NAME: 42-inch Sabine Pass Pipeline Project

COMPANY: Cheniere Sabine Pass Pipeline Company

CONTRACTOR: Willbros Engineers, Inc.

CHANGE ORDER NUMBER: CO-002

DATE OF CHANGE ORDER: July 26, 2006

DATE OF AGREEMENT: February 1, 2006

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

•	Replacement of the 30” NGPL Side Valve with a 42” side valve for future connection,
•

Replacement of a 42” temporary receiver at Johnson Bayou (to be used for post construction drying and caliper pigging) with a permanent bi-directional 42” x 48” scraper trap barrel with 12” kicker valve and two 42” heat induction bends.

Above changes result from the finalization of the pipeline system P&IDs for design on 7/10/06.

Adjustment to price under the Agreement:

The original Guaranteed Maximum Price was	$67,670,200
Net change by previously authorized Change Orders (# )	$(2,326,200)
The Guaranteed Maximum Price prior to the Change Order was	$65,344,000
The Guaranteed Maximum Price will be (increased)(~~decreased~~)(~~unchanged~~) by this Change Order in the amount of	$459,635
The new Guaranteed Maximum Price including this Change Order will be	$65,803,635

Adjustment to dates:

The Preparation and Material Receipt Commencement Date will be ~~(increased) (decreased)~~ (unchanged) by 0 calendar days and as a result of this Change Order is now:	January 1, 2007
The Construction Commencement Date will be ~~(increased) (decreased)~~ (unchanged) by 0 calendar days and as a result of this Change Order is now:	April 1, 2007
The Scheduled Mechanical Completion Date will be ~~(increased) (decreased)~~ (unchanged) by 0 calendar days and as a result of this Change Order is now:	September 30, 2007

Other impacts to liability or obligation of Willbros or Cheniere under the Agreement: None

Upon execution of this Change Order by Cheniere and Willbros, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Cheniere’s Authorized Representative and Willbros’ Authorized Representative.

CHENIERE SABINE PASS PIPELINE COMPANY

Name	/s/ Stanley C. Horton
Cheniere’s Authorized Representative

Title	CEO
Date of Signing	9-6-06

WILLBROS ENGINEERS, INC.

Name	/s/ Mike Reifel
Willbros’ Authorized Representative

Title	Project Manager
Date of Signing

CHANGE ORDER FORM

PROJECT NAME: 42-inch Sabine Pass Pipeline Project

COMPANY: Cheniere Sabine Pass Pipeline Company

CONTRACTOR: Willbros Engineers, Inc.

CHANGE ORDER NUMBER: CO-003

DATE OF CHANGE ORDER: December 8, 2006

DATE OF AGREEMENT: February 1, 2006

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

•	Attachment II (Willbros Schedule of Rates) of the Letter Agreement expires 12/31/06. A new Attachment II is attached which becomes effective 1/1/07 and expires 6/30/07.

Adjustment to price under the Agreement:

The original Guaranteed Maximum Price was	$67,670,200
Net change by previously authorized Change Orders (#1 and 2 )	($1,866,565)
The Guaranteed Maximum Price prior to the Change Order was	$65,803,635
The Guaranteed Maximum Price will be (~~increased~~)(~~decreased~~)(unchanged) by this Change Order in the amount of	$0
The new Guaranteed Maximum Price including this Change Order will be	$65,803,635

Adjustment to dates:

The Preparation and Material Receipt Commencement Date will be ~~(increased) (decreased)~~ (unchanged) by 0 calendar days and as a result of this Change Order is now:	January 1, 2007
The Construction Commencement Date will be ~~(increased) (decreased)~~ (unchanged) by 0 calendar days and as a result of this Change Order is now:	April 1, 2007
The Scheduled Mechanical Completion Date will be ~~(increased) (decreased)~~ (unchanged) by 0 calendar days and as a result of this Change Order is now:	September 30, 2007

Other impacts to liability or obligation of Willbros or Cheniere under the Agreement: None

Upon execution of this Change Order by Cheniere and Willbros, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Cheniere’s Authorized Representative and Willbros’ Authorized Representative.

CHENIERE SABINE PASS PIPELINE COMPANY

Name	/s/ R. Keith Teague
Cheniere’s Authorized Representative

Title	President
Date of Signing	12/20/2006

WILLBROS ENGINEERS, INC.

Name	/s/ Mike Reifel
Willbros’ Authorized Representative

Title	Project Manager
Date of Signing	12/8/06

CHANGE ORDER FORM

PROJECT NAME: 42-inch Sabine Pass Pipeline Project

COMPANY: Cheniere Sabine Pass Pipeline Company

CONTRACTOR: Willbros Engineers, Inc.

CHANGE ORDER NUMBER: CO-004

DATE OF CHANGE ORDER: March 22, 2007

DATE OF AGREEMENT: February 1, 2006

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

•	Re-configuration of Regulators / Launcher inside Cheniere’s LNG Terminal

Above changes result from the finalization of the pipeline system pipeline plans for design on 1/11/07.

Adjustment to price under the Agreement:

The original Guaranteed Maximum Price was	$67,670,200
Net change by previously authorized Change Orders (# 1, 2 & 3)	$(1,866,565)
The Guaranteed Maximum Price prior to the Change Order was	$65,803,635
The Guaranteed Maximum Price will be (increased)(~~decreased~~)(~~unchanged~~) by this Change Order in the amount of	$315,296
The new Guaranteed Maximum Price including this Change Order will be	$66,118,931

Adjustment to dates:

The Preparation and Material Receipt Commencement Date will be ~~(increased) (decreased)~~ (unchanged) by 0 calendar days and as a result of this Change Order is now:	January 1, 2007
The Construction Commencement Date will be ~~(increased) (decreased)~~ (unchanged) by 0 calendar days and as a result of this Change Order is now:	April 1, 2007
The Scheduled Mechanical Completion Date will be ~~(increased) (decreased)~~ (unchanged) by 0 calendar days and as a result of this Change Order is now:	September 30, 2007

Other impacts to liability or obligation of Willbros or Cheniere under the Agreement: None

Upon execution of this Change Order by Cheniere and Willbros, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Cheniere’s Authorized Representative and Willbros’ Authorized Representative.

CHENIERE SABINE PASS PIPELINE COMPANY

Name	/s/ Stanley C. Horton
Cheniere’s Authorized Representative

Title	Chief Executive Officer
Date of Signing	4/19/07

WILLBROS ENGINEERS, INC.

Name	/s/ Curtis E. Simkin
Willbros’ Authorized Representative

Title	President
Date of Signing	4/25/07

CHANGE ORDER FORM

PROJECT NAME: 42-inch Sabine Pass Pipeline Project

COMPANY: Cheniere Sabine Pass Pipeline Company

CONTRACTOR: Willbros Engineers, Inc.

CHANGE ORDER NUMBER: CO-005

DATE OF CHANGE ORDER: April 11, 2007

DATE OF AGREEMENT: February 1, 2006

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

•	Pond Crossing on Property Tract No. SP-CM-035.000, Richard J. Harrington, et ux, at Sta. 448+76 (MP 8.5).

Due to the uncertainties of the sheet piling and related costs for this activity, this change will be performed on a time and material basis utilizing the contract rates, the total cost of which will be added to the Guaranteed Maximum Price. For estimating purposes, a provisional sum is used below.

This change order involves installation of a sheet piling bulkhead along the south side of the trench line (approximately 200 ft in length) where the pipeline crosses the pond, filling in the pond with imported soil (provided by Cheniere) from the bulkhead northward, and installing the pipeline using conventional marsh construction techniques. Specific design details for this installation remain to be developed.

Adjustment to price under the Agreement:

The original Guaranteed Maximum Price was	$67,670,200
Net change by previously authorized Change Orders (#1-4 )	($1,551,269)
The Guaranteed Maximum Price prior to the Change Order was	$66,118,931
The Guaranteed Maximum Price will be (increased)(~~decreased~~)(~~unchanged~~) by this Change Order in the amount of (provisional sum shown)	$600,000
The new Guaranteed Maximum Price including this Change Order will be (subject to adjustment as noted above)	$66,718,931

Adjustment to dates:

The Preparation and Material Receipt Commencement Date will be ~~(increased) (decreased)~~ (unchanged) by 0 calendar days and as a result of this Change Order is now:	January 1, 2007
The Construction Commencement Date will be ~~(increased) (decreased)~~ (unchanged) by 0 calendar days and as a result of this Change Order is now:	April 1, 2007
The Scheduled Mechanical Completion Date will be ~~(increased) (decreased)~~ (unchanged) by 0 calendar days and as a result of this Change Order is now:	September 30, 2007

Other impacts to liability or obligation of Willbros or Cheniere under the Agreement: None

Upon execution of this Change Order by Cheniere and Willbros, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Cheniere’s Authorized Representative and Willbros’ Authorized Representative.

CHENIERE SABINE PASS PIPELINE COMPANY

Name	/s/ Stanley C. Horton
Cheniere’s Authorized Representative

Title	Chief Executive Officer
Date of Signing	4/19/07

WILLBROS ENGINEERS, INC.

Name	/s/ Curtis E. Simkin
Willbros’ Authorized Representative

Title	President
Date of Signing	4/25/07

CHANGE ORDER FORM

PROJECT NAME: 42-inch Sabine Pass Pipeline Project

COMPANY: Cheniere Sabine Pass Pipeline Company

CONTRACTOR: Willbros Engineers, Inc.

CHANGE ORDER NUMBER: CO-006

DATE OF CHANGE ORDER: April 10, 2007

DATE OF AGREEMENT: February 1, 2006

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

•	Award of material handling at the Sabine Terminal construction dock and stockpiling at the laydown area to WRPI including supply of cranes, trucks, rigging equipment and labor
•

Compliance with Bechtel’s Project Marine Dock Procedure (copy attached) in that offloading of the concrete coated pipe from barges will now require additional docking and use of a shuttle tug that previously was not planned

The total costs associated with this change will be taken from the “Contingency Pool” and as such the “Guaranteed Maximum Price” prior to this change order remains unchanged. The net decrease to the Contingency Pool is an estimated $2,264,565 for the first bullet item above and $700,000 for the second bullet item for an estimated total of $2,994,565 (provisional sum). These activities will handled on a time and material basis using contract rates and a WEI issued purchase order to WRPI.

Adjustment to price under the Agreement:

The original Guaranteed Maximum Price was	$67,670,200
Net change by previously authorized Change Orders (#1-5)	($951,269)
The Guaranteed Maximum Price prior to the Change Order was	$66,718,931
The Guaranteed Maximum Price will be ~~(increased)(decreased)~~(unchanged) by this Change Order in the amount of	$-0-
The new Guaranteed Maximum Price including this Change Order will be	$66.718,931

Adjustment to dates:

The Preparation and Material Receipt Commencement Date will be ~~(increased) (decreased)~~ (unchanged) by 0 calendar days and as a result of this Change Order is now:	January 1, 2007
The Construction Commencement Date will be ~~(increased) (decreased)~~ (unchanged) by 0 calendar days and as a result of this Change Order is now:	April 1, 2007
The Scheduled Mechanical Completion Date will be ~~(increased) (decreased)~~ (unchanged) by 0 calendar days and as a result of this Change Order is now:	September 30, 2007

Other impacts to liability or obligation of Willbros or Cheniere under the Agreement: None

Upon execution of this Change Order by Cheniere and Willbros, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Cheniere’s Authorized Representative and Willbros’ Authorized Representative.

CHENIERE SABINE PASS PIPELINE COMPANY

Name	/s/ Stanley C. Horton
Cheniere’s Authorized Representative

Title	Chief Executive Officer
Date of Signing	4/19/07

WILLBROS ENGINEERS, INC.

Name	/s/ Curtis E. Simkin
Willbros’ Authorized Representative

Title	President
Date of Signing	4/25/07

CHANGE ORDER FORM

PROJECT NAME: 42-inch Sabine Pass Pipeline Project

COMPANY: Cheniere Sabine Pass Pipeline Company

CONTRACTOR: Willbros Engineers, Inc.

CHANGE ORDER NUMBER: CO-007

DATE OF CHANGE ORDER: April 10, 2007

DATE OF AGREEMENT: February 1, 2006

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

•	Cost of work adjustment due to unforeseeable / unprecedented escalation since original contract pricing. These apply to labor rates, per diems and certain 3rd party equipment rates.

The total costs associated with this change will be transferred from the “Contingency Pool” to “Construction” and as such the “Guaranteed Maximum Price” prior to this change order remains unchanged. The new lump sum price for “Construction” will have a net increase of $2,135,670 and the Contingency Pool will have a net decrease by a like amount.

Adjustment to price under the Agreement:

The original Guaranteed Maximum Price was	$67,670,200
Net change by previously authorized Change Orders (#1-6 )	($951,269)
The Guaranteed Maximum Price prior to the Change Order was	$66,718,931
The Guaranteed Maximum Price will be ~~(increased)(decreased)~~(unchanged) by this Change Order in the amount of	$-0-
The new Guaranteed Maximum Price including this Change Order will be	$66,718,931

Adjustment to dates:

The Preparation and Material Receipt Commencement Date will be ~~(increased) (decreased)~~ (unchanged) by 0 calendar days and as a result of this Change Order is now:	January 1, 2007
The Construction Commencement Date will be ~~(increased) (decreased)~~ (unchanged) by 0 calendar days and as a result of this Change Order is now:	April 1, 2007
The Scheduled Mechanical Completion Date will be ~~(increased) (decreased)~~ (unchanged) by 0 calendar days and as a result of this Change Order is now:	September 30, 2007

Other impacts to liability or obligation of Willbros or Cheniere under the Agreement: None

Upon execution of this Change Order by Cheniere and Willbros, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Cheniere’s Authorized Representative and Willbros’ Authorized Representative.

CHENIERE SABINE PASS PIPELINE COMPANY

Name	/s/ Stanley C. Horton
Cheniere’s Authorized Representative

Title	Chief Executive Officer
Date of Signing	4/19/07

WILLBROS ENGINEERS, INC.

Name	/s/ Curtis E. Simkin
Willbros’ Authorized Representative

Title	President
Date of Signing	4/25/07

CHANGE ORDER FORM

PROJECT NAME: 42-inch Sabine Pass Pipeline Project

COMPANY: Cheniere Sabine Pass Pipeline Company

CONTRACTOR: Willbros Engineers, Inc.

CHANGE ORDER NUMBER: CO-008

DATE OF CHANGE ORDER: April 11, 2007

DATE OF AGREEMENT: February 1, 2006

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

•

A new Attachment III (WRPI construction rates for extra work) is attached which becomes effective 4/11/07 and expires 10/15/07. These rates replace those included in the original Side Letter Agreement dated 2/1/06.

Adjustment to price under the Agreement:

The original Guaranteed Maximum Price was	$67,670,200
Net change by previously authorized Change Orders (#1-7 )	($951,269)
The Guaranteed Maximum Price prior to the Change Order was	$66,718,931
The Guaranteed Maximum Price will be ~~(increased)(decreased)~~(unchanged) by this Change Order in the amount of	$-0-
The new Guaranteed Maximum Price including this Change Order will be	$66,718,931

Adjustment to dates:

The Preparation and Material Receipt Commencement Date will be ~~(increased) (decreased)~~ (unchanged) by 0 calendar days and as a result of this Change Order is now:	January 1, 2007
The Construction Commencement Date will be ~~(increased) (decreased)~~ (unchanged) by 0 calendar days and as a result of this Change Order is now:	April 1, 2007
The Scheduled Mechanical Completion Date will be ~~(increased) (decreased)~~ (unchanged) by 0 calendar days and as a result of this Change Order is now:	September 30, 2007

Other impacts to liability or obligation of Willbros or Cheniere under the Agreement: None

Upon execution of this Change Order by Cheniere and Willbros, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Cheniere’s Authorized Representative and Willbros’ Authorized Representative.

CHENIERE SABINE PASS PIPELINE COMPANY

Name	/s/ Stanley C. Horton
Cheniere’s Authorized Representative

Title	Chief Executive Officer
Date of Signing	4/19/07

WILLBROS ENGINEERS, INC.

Name	/s/ Curtis E. Simkin
Willbros’ Authorized Representative

Title	President
Date of Signing	4/25/07